                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                 -------------------

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                 -------------------


                  Date of Report (Date of earliest event reported):
                                  SEPTEMBER 30, 1996



                                      MVSI, INC.
                  (Exact name of registrant as specified in charter)



          DELAWARE                   0-26614                    54-1707718
(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)         File Number)               Identification No.)


         8133 LEESBURG PIKE, SUITE 750         VIENNA, VIRGINIA 22182
  (Address of principal executive offices)           (Zip Code)



                 Registrant's telephone number, including area code:
                                    (703) 356-5353


             Former name or former address, if changed since last report:
                                         N/A

                                      MVSI, INC.
                       INFORMATION TO BE INCLUDED IN THE REPORT




Item 1.  Changes in Control of Registrant.

         None.


Item 2.  Acquisition or Disposition of Assets.

         On September 30, 1996, the Registrant (MVSI, Inc./Nasdaq: "MVSI") completed the acquisition of Socrates, Inc. ("Socrates"), as a wholly-owned subsidiary. Socrates is a Washington area based integrator and marketer of proprietary and generic computer system products and services for advanced computer systems integration, telecommunications integration, internet connectivity, and wide and local area networking. MVSI exchanged, on a proposed tax-free basis, 350,000 shares of its common stock for all the shares of common stock held by Socrates' stockholder. The newly issued MVSI shares in the acquisition are restricted and may not be sold for a 24 month period ending September 1998.

         MVSI believes that the acquisition of Socrates will enhance its capability to provide software and hardware support to its wholly-owned subsidiaries, including MVS Modular Vision Systems, Inc., whose product line includes computer oriented proprietary laser vision-based robotic and sensor products and systems.


Item 3.  Bankruptcy or Receivership.

         None.


Item 4.  Changes in Registrant's Certifying Accountant.

         None.


Item 5.  Other Events.

         None.


Item 6.  Resignation of Registrant's Directors.

         None.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.

         In accordance with Regulation S-B, Item 310(c), the Registrant has determined that its acquisition of Socrates, Inc. is considered to be a significant business combination. As none of conditions in the definitions of a significant subsidiary exceed the percentage which would require the Registrant to provide audited financial statements, and that such audited statements are not readily available, the Registrant has not provided audit financial statements herein. Notwithstanding, the Registrant has provided unaudited financial statements, excluding disclosures, and PRO FORMA financial information attached hereto and made a part hereof.


Item 8.  Change in Fiscal Year.

         None.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MVSI, Inc.

Date  October 11, 1996                        By: /s/ EDWARD RATKOVICH
    ----------------------------               -------------------------------
                                                 Edward Ratkovich
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                    SOCRATES, INC.

                                    BALANCE SHEETS


                                                    JUNE 30,       DECEMBER 31,
                                                      1996             1995
                                                    -----------     ------------
                                                    (Unaudited)     (Unaudited)

                   ASSETS

CURRENT ASSETS
    Cash                                         $     (8,496)   $    (52,500)
    Accounts receivable, net of allowance
      for doubtful accounts                         2,544,770       2,491,230
    Inventory                                          75,000          60,000
    Prepaid expenses and other current assets          34,274           5,691
                                                   ----------      ----------
              Total current assets                  2,645,548       2,504,421

PROPERTY AND EQUIPMENT, NET                            50,640          54,926

OTHER ASSETS                                           10,913          10,913
                                                 ------------    ------------
              Total assets                       $  2,707,101    $  2,570,260
                                                 ------------    ------------
                                                 ------------    ------------


    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Notes payable                                $    238,988    $    342,064
    Accounts payable -- trade                        1,775,562       2,013,730
    Accrued liabilities                               733,883          98,916
                                                 ------------    ------------
              Total liabilities                     2,748,433       2,454,710


STOCKHOLDERS' EQUITY
    Common stock, 4,000 shares authorized,
      no par value, 4,000 shares issued and
      outstanding                                      25,000          25,000
    Retained earnings (deficit)                       (66,332)         90,550
                                                 ------------    ------------
              Total stockholders' equity              (41,332)        115,550
                                                 ------------    ------------
              Total liabilities and
                stockholders' equity             $  2,707,101    $  2,570,260
                                                 ------------    ------------
                                                 ------------    ------------

                                    SOCRATES, INC.

                               STATEMENTS OF OPERATIONS




                                            SIX MONTHS              YEAR
                                                ENDED               ENDED
                                          JUNE 30, 1996        DECEMBER 31, 1995
                                          -------------        -----------------
                                             (Unaudited)          (Unaudited)



Sales                                      $  6,414,368         $  12,398,889
Cost of Sales                                 5,464,971            10,780,283
                                           ------------         -------------
    Gross profit                                949,397             1,618,606

Expenses
    Selling and Administrative                1,098,779             1,544,285
    Depreciation and amortization                 7,500                31,939
                                           ------------         -------------

                                              1,106,279             1,576,224
                                           ------------         -------------


    Earnings (loss) from operations            (156,882)               42,382

Interest income                                       0                 2,804
Interest and financing expense                        0                     0
                                           ------------         -------------

    Earnings (loss) before taxes               (156,882)               45,186

Income tax provision
    Current                                           0                42,416
    Deferred                                          0                    --
                                           ------------         -------------
                                                      0                42,416
                                           ------------         -------------

    NET EARNINGS (LOSS)                    $   (156,882)        $       2,770
                                           ------------         -------------
                                           ------------         -------------

                             MVSI, INC. AND SUBSIDIARIES

                         PRO FORMA CONSOLIDATED BALANCE SHEET
                                    JUNE 30, 1996
                                      (UNAUDITED)


              ASSETS                   MVSI, INC.  PRO FORMA
                                       HISTORICAL  ADJUSTMENTS(1) AS ADJUSTED
                                      -----------  ------------   -----------
CURRENT ASSETS
    Cash                               $  579,927    $   (8,496)   $  571,431
    Cash equivalents                    7,500,762            --     7,500,762
    Accounts receivable, net of
      allowance for doubtful accounts   2,778,098     2,544,770     5,322,868
    Inventory                           1,434,580        75,000     1,509,580
    Tax credits and income tax
      receivable                          274,609            --       274,609
    Prepaid expenses                      192,473        34,274       226,747
                                       ----------    ----------    ----------
              Total current assets     12,760,449     2,645,548    15,405,997

PROPERTY AND EQUIPMENT, NET               194,889        50,640       245,529

CAPITALIZED SOFTWARE                    1,034,753            --     1,034,753

GOODWILL                                  423,650     2,430,083     2,853,733

DEFERRED TAX ASSET                        224,265            --       224,265

OTHER ASSETS                               92,313        10,913       103,226
                                       ----------    ----------    ----------

              Total assets            $14,730,319   $ 5,137,184   $19,867,503
                                       ----------    ----------    ----------
                                       ----------    ----------    ----------


              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Line of credit                    $   382,353   $        --   $   382,353
    Current portion of
      long-term debt                        9,818       238,988       248,806
    Shareholder loans                     200,556            --       200,556
    Advance deposits                        6,000            --         6,000
    Accounts payable and accrued
      liabilities                       1,069,434     2,509,446     3,578,880
                                       ----------    ----------    ----------
              Total liabilities         1,668,161     2,748,434     4,416,595

STOCKHOLDERS' EQUITY
    Common stock, 50,000,000 shares
      authorized, $.01 par value,
      10,390,000 shares issued and
      outstanding, historical,
      10,740,000 shares, pro forma        103,900         3,500       107,400
    Stock subscription receivable        (150,000)           --      (150,000)
    Additional paid in capital         18,185,343     2,385,250    20,570,593
    Accumulated deficit                (5,103,540)           --    (5,103,540)
    Unrealized loss on investments
      available for sale                  (59,824)           --       (59,824)
    Cumulative translation adjustment      86,279            --        86,279
                                       ----------    ----------    ----------
              Total stockholders'
                equity                 13,062,158     2,388,750    15,450,908
                                       ----------    ----------    ----------

              Total liabilities
                and stockholders'
                equity                $14,730,319   $ 5,137,184   $19,867,503
                                       ----------    ----------    ----------
                                       ----------    ----------    ----------


---------------

(1) The pro forma consolidated balance sheet reflects the acquisition of Socrates, Inc. as if it had occurred on June 30, 1996. The acquisition of Socrates is accounted for as a purchase business combination. The cost in excess of the fair value of net assets acquired (goodwill) of approximately $2,430,000 will be amortized using an estimated life of ten years. The pro forma information should be read in conjunction with the Company's historical financial statements. In addition, the pro forma data presented is not necessarily indicative of the effect of the transaction had it occurred on June 30, 1996.

                             MVSI, INC. AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                           NINE MONTHS ENDED JUNE 30, 1996
                                      (UNAUDITED)


                                       MVSI, INC.  PRO FORMA
                                       HISTORICAL  ADJUSTMENTS (1)   PRO FORMA
                                       ----------  ---------------   ---------

Sales                                 $ 9,858,955      $ 9,514,091 $19,373,046
Cost of Sales                           6,826,698        8,161,730  14,988,428
                                       ----------       ----------  ----------
    Gross profit                        3,032,257        1,352,361   4,384,618

Expenses
    Selling                               353,265          122,626     475,891
    Administrative                      1,569,709          748,120   2,317,829
    Research and development,
      net of tax credits                  190,758               --     190,758
    Depreciation and amortization          73,294           15,560      88,854
    Goodwill amortization                      --          182,256     182,256
                                       ----------       ----------  ----------
                                        2,187,026        1,068,562   3,255,588
                                       ----------       ----------  ----------
    Earnings (loss) from operations       845,231          283,799   1,129,030

Interest income                           354,656               --     354,656
Interest and financing charges            (39,326)              --     (39,326)

                                       ----------       ----------  ----------

    Earnings (loss) before taxes        1,160,561          283,799   1,444,360

Income tax provision (benefit)
    Current                                    --               --           0
    Deferred                             (224,265)              --    (224,265)
                                       ----------       ----------  ----------
                                         (224,265)              --    (224,265)
                                       ----------       ----------  ----------

    NET EARNINGS (LOSS)               $ 1,384,826      $   283,799 $ 1,668,625
                                       ----------       ----------  ----------
                                       ----------       ----------  ----------


    Earnings (loss) per share               $0.13            $0.02       $0.15
                                            -----            -----       -----
                                            -----            -----       -----

---------------

(1) The pro forma consolidated income statement for the nine months ended
    June 30, 1996, reflects the acquisition of Socrates, Inc. as if it were consummated on October 1, 1995, accounted for as a purchase business combination. The cost in excess of the fair value of net assets acquired (goodwill) of approximately $2,430,000 will be amortized using an estimated life of ten years and amortization applicable to the above is reflected in the above statement. The pro forma information above excludes as non-recurring $600,000 bonus payment to a stockholder. The pro forma information is not necessarily indictative of the results of operations which would have resulted had the acquisition occurred on October 1, 1995. The pro forma information should be read in conjunction with the Company's historical financial statements.

                             MVSI, INC. AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                             YEAR ENDED SEPTEMBER 30, 1995
                                      (UNAUDITED)


                                       MVSI, INC.  PRO FORMA
                                       HISTORICAL  ADJUSTMENTS (1)   PRO FORMA
                                       ----------  --------------   -----------

Sales                                 $ 2,337,797    $ 11,498,533   $13,836,330
Cost of Sales                           1,506,508      10,155,211    11,662,119
                                       ----------      ----------    ----------
    Gross profit                          830,889       1,343,322     2,174,211


Expenses
    Selling                               485,995         314,601       800,596
    Administrative                      1,186,052         953,805     2,139,857
    Research and development,
      net of tax credits                1,115,295              --     1,115,295
    Depreciation and amortization          20,838          26,541        47,379
    Goodwill amortization                      --         243,008       243,008
                                       ----------      ----------    ----------
                                        2,808,180       1,537,955     4,346,135
                                       ----------      ----------    ----------
    Earnings (loss) from operations    (1,977,291)       (194,633)   (2,171,924)

Interest income                            51,120              --        51,120
Interest and financing charges            (55,282)             --       (55,282)
Interest expense--private placement    (3,500,000)             --    (3,500,000)
                                       ----------      ----------    ----------

    Earnings (loss) before taxes       (5,481,453)        (194,633)  (5,676,086)

Income tax provision (benefit)
    Current                                    --              --            --
    Deferred                                   --              --            --
                                       ----------      ----------    ----------
                                               --              --            --
                                       ----------      ----------    ----------

    NET EARNINGS (LOSS)               $(5,481,453)     $ (194,633)  $(5,676,086)
                                       ----------      ----------    ----------
                                       ----------      ----------    ----------


    Earnings (loss) per share               $1.10           $0.04    $    (1.06)
                                            -----           -----         -----
                                            -----           -----         -----

---------------

(1) The pro forma consolidated income statement for the year ended
    September 30, 1995, reflects the acquisition of Socrates, Inc. as if it were consummated on October 1, 1994, accounted for as a purchase business combination. The cost in excess of the fair value of net assets acquired (goodwill) of approximately $2,430,000 will be amortized using an estimated life of ten years and amortization applicable to the above is reflected in the above statement. The pro forma information is not necessarily indicative of the finanicial position which would have resulted had the acquisition occurred on October 1, 1994. The pro forma adjustments reflect Socrates activity for the 12 month period ended December 31, 1995. The pro forma information should be read in conjunction with the Company's historical financial statements.